Investor Presentation March 2023 CULP 1 Exhibit 99.1

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934).  Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements.  Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise.  Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact.  Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, targets, or trends for our future operations, strategic initiatives, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working capital levels, cost savings, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, borrowing capacity, investments, potential acquisitions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects.  Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the global coronavirus pandemic currently affecting countries around the world, could also adversely affect our operations and financial performance. In addition, the impact of potential goodwill or intangible asset impairments could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Finally, disruption in our customers’ supply chains for non-fabric components may cause declines in new orders and/or delayed shipping of existing orders while our customers wait for other components, which could adversely affect our financial results. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations and financial results. 2 CULP

The Culp Story – Repositioning for Renewed Growth 1 Building on a strong foundation 2 Transforming our Mattress Fabrics segment 3 Accelerating execution in our Upholstery segment 4 Maintaining disciplined capital allocation 5 Clear road map to renewed growth 3 CULP

Culp Today – Two Market Leading Businesses

Revenue Breakdown FY 2022


52%
NYSE: CULP
48%

Mattress Fabrics

- ✓ Market leader
- ✓ Assets in N. America
- ✓ Strong N. American supply chain



Upholstery Fabrics

- ✓ Market leader
- ✓ Asset light
- ✓ Primarily Asian supply chain



Manufacturing + Sourcing

- US, Canada, Haiti, China, Vietnam, Turkey

Key Metrics

- Market cap: $64.9M[1]
- Employees: ~1,400[1]

1. As of January 30, 2023

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CULP

Understanding the Current Macro Situation – Moving Towards a “Normal” Market Environment Pre-Covid Favorable long term growth dynamics in both segments Covid Impact Accelerated demand for home products Current Post-Covid Situation Slow demand – result of Covid “pull forward” & inflation Supply chain cost pressures / elevated inventories Return to Normal Market Return to long-term growth trend Timing unclear – expect next 12-24 months 5 CULP

Why We are Confident in the Long-Term Future of Culp Proven record of navigating changing business conditions 1 Positioned in healthy growing markets 2 Powerful innovative engine 3 Strong balance sheet 4 Multiple repositioning initiatives underway to strengthen Culp 5 6 CULP

Culp – Record of Adapting Well to Changing Business Conditions and Customer Preferences Repositioning for renewed growth 2022+ Continued expansion / acquisitions 2010-2020 Reinvented business – shifted Upholstery Fabrics to China 2000-2010 Entered Mattress Fabrics business 1976 Company Founded for Upholstery Fabrics – 1972 CONFIDENCE REASON #1 7 CULP

Positioned in Healthy Growing Markets Raymond James, ISPA, US ITC - See Appendix for details Statista 2023 - See Appendix for details Based on management estimates and ISPA 2022 research https://www.propertymanagement.com/high-rent-and-job-losses-forced-1-in-8-millennials-to-move-back-in-with-their-parents-this-year/ Pre-Covid: Solid Long Term Growth in Both Segments Domestic Mattress Wholesale Dollar Sales 2001-2021 Furniture Store Sales 2001-2021 Ongoing Mattress Replacements Pent-Up Demand for Household Formations 10-13% 25% ~5% CAGR1 ~2% CAGR2 of population replaces mattresses each year3 of Millennials live with parents4 CONFIDENCE REASON #2 1 in 8 moved back in last year4 1. 2. 3. 4. CULP 8

CONFIDENCE REASON #3

Our Powerful Innovation Engine – A Key Differentiator Driving Market Share Gains

Consumer focused research
- Identify trends, preferences
  - Cleanable performance fabrics
  - Sustainability
  - Cooling




1
2
3

Speed to market
- Ecosystem of global platforms
- Express delivery



Customized mapping
- High tech, digital
- 3D modeling



9

CONFIDENCE REASON #3

Culp – THE Industry Innovator

Upholstery Fabrics Segment

- **FIRST** to introduce suede upholstery fabrics to commercial residential market, followed by faux leather looks;
- **FIRST** with stain-resistant performance fabrics at mid-market price points, including iClean® and LiveSmart® brands
- **FIRST** to introduce performance + sustainability line of upholstery fabrics with LiveSmart Evolve® line
- **FIRST** to introduce Nanobionic® wellness-focused fabric for residential home furnishings industry

Mattress Segment

- **FIRST** to adopt on-shore, near-shore, and off-shore strategy to best support mattress cover customers
- **FIRST** to introduce LiveFurnish 3-D visual rendering technology to showcase mattress fabric designs while also reducing sampling costs, enhancing customization, allowing faster to market
- **FIRST** / early innovator with cooling + sustainability-focused mattress fabrics



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CONFIDENCE REASON #3

Case Study: Culp Delivers Innovative Performance Fabrics

Situation

Consumer Preference

- Desire for cleanable fabric to withstand everyday living; additional desire for environmentally-friendly products

Challenge

- Create child-friendly, pet-friendly, and stain resistant product at affordable pricing; enhance offering with sustainable fabric

Culp Solution

- Developed superior, easy-to-clean performance product at price points accessible to mass market
- Added sustainable option for products made using recycled water bottles







Results

$185M

sales to residential customers since 2016

~40%

of upholstery fabrics sales today come from our portfolio of LiveSmart® and iClean® performance brands

>100M

plastic water bottles diverted from landfills since 2019

LiveSmart
ENJOY LIFE, STAY SPOTLESS
by CULP

LiveSmart EVOLVE™
BY CULP POWERED BY REPREVE



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Strong Balance Sheet and Cash Flow CONFIDENCE REASON #4 Strong Balance Sheet Cash Returned to Shareholders2 (Since June 2011) Cash Flow from Operations and Free Cash Flow3 (FY 2016 – FY 2023 YTD) Cash/ Investments Debt $79.5M As of the end of the third quarter of fiscal 2023 Includes regular quarterly dividends, special dividends, and share repurchases See reconciliation table in the appendix at the back of this presentation $16.7M1 Zero1 $M Debt 1. 2. 3. 4. CULP 12 $50 $25 $0 -$25 16 17 18 19 20 21 22 23 FCF CFO YTD

Multiple Initiatives Underway to Emerge Stronger when Markets Normalize FY 2024 FY 2025+ FY 2023 Repositioning Initiatives Stabilization / Early Recovery Renewed Growth Multiple Initiatives Underway CONFIDENCE REASON #5 CULP 13

The Culp Story – Repositioning for Renewed Growth 1 Building on a strong foundation 2 Transforming our Mattress Fabrics segment 3 Accelerating execution in our Upholstery segment 4 Maintaining disciplined capital allocation 5 Clear road map to renewed growth CULP 14

Mattresses: Leading Market Share in a Consolidated Industry THE MATTRESS SEGMENT TODAY Strengths Leading Share in Large Market One of largest producer of mattress fabrics in N. America Global manufacturing and sourcing U.S., Canada, Asia, Haiti, Turkey Innovative design capitalizing on: Sleep trends Cooling Sustainability Management estimates for domestic mattress fabric and cover market Market Size $500-600M1 Culp Share 20-25%1 Culp Top 2 player1 1. CULP 15

Leading Products for Well-Known Brands Leading Products Well-Known Customers DESIGN SERVICES FABRIC FORMATION CUT + SEW FINISHED GOODS CULP 16

Creating a High-Performance Organization Leadership Strengthened Organization Collaborative Goals and Accountability Clear Pricing Leading Marketing Strategy Targeted Operations Efficient Initiatives Focused The New Mattress Segment We Are Building CULP 17

Key Initiatives Underway to Transform the Mattress Segment

- ☑ Restructured leadership team
- ☑ Drive operating efficiencies
  - reposition U.S. Cut & Sew → ~$2.0M savings
  - consolidate Haiti operations → ~$0.75M savings
- ☑ New commercial approach including
  - customer, product, and design segmentation
  - focused selling strategy and sku rationalization
  - establishment of open line
- ☑ Executing operational plan including
  - restructured operations team
  - drive continuous improvement for quality and operations processes
  - invest in high ROI, quick payback projects to drive cost savings

Transforming the Mattress Segment



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Targeting Top 90%+ Customers and SKUs – That Drive the Business * Based on FY23 Current Sales Run Rates (includes Closeout Customers) A CLOSER LOOK Sales by Customers* Sales by Products 100 customers 110 customers ~600 Sku’s 90% 10% ~1,600 Sku’s 98% 2% Sales Sales CULP 19

Mattress Segment: We Expect Strong Recovery as Market “Normalizes” 1 Sales ($M) and Margin Operating Margin % 15.4% 7.5% 2.8% -17.4%1 9-10% GOING FORWARD 1. For the trailing twelve-month period ending as of the end of the third quarter of fiscal 2023 $191 $158 $152 $110 FY2017 Cyclical Peak FY2021 FY2022 FY2023 TTM 1 2-3 Years Out “Normal” Year Target CULP 20

The Culp Story – Repositioning for Renewed Growth 1 Building on a strong foundation 2 Transforming our Mattress Fabrics segment 3 Accelerating execution in our Upholstery segment 4 Maintaining disciplined capital allocation 5 Clear road map to renewed growth CULP 21

Upholstery Fabrics: Market Leader THE UPHOLSTERY FABRICS SEGMENT TODAY Strengths Leading Share Leading position in fragmented market Asset light – flexible global platform Innovative performance products 1. Management estimates for domestic upholstery fabric market Culp Top 5 player1 Market Size $1.5-$2B1 Culp Share 8-10%1 CULP 22

Innovative Products for Top Customers Innovative Products Top Customers Focused on higher margin / growth segments performance products ~40% of total hospitality target at ~25% of total CULP 23

Key Initiatives Underway to Improve Performance of Upholstery Fabrics Segment

- ☑ Drive operating efficiencies
  - China Cut & Sew platform restructuring → ~$900k savings
  - restructuring Haiti operations → ~$1M savings
- ☑ Grow innovative products
  - LiveSmart® performance brand
  - LiveSmart Evolve®, performance plus recycled fibers
  - Nanobionic® wellness-focused technology
- ☑ Grow Hospitality segment
  - Targeting 25% of normalized sales, higher margin

Accelerating Segment Performance



LiveSmart ENJOY LIFE. STAY SPOTLESS by CULP

LiveSmart EVOLVE™ POWERED BY REPREVE®

CULP Powered by nanobionic®

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Upholstery Fabrics Segment: Expect Improved Results Sales ($M) and Margin Operating Margin % 9.3% 8.4% 3.9% 0.2%1 7-8% GOING FORWARD 1 1. For the trailing twelve-month period ending as of the end of the third quarter of fiscal 2023 $118 $142 $143 $120 ~$145 FY2017 Cyclical Peak FY2021 FY2022 FY2023 TTM1 2-3 Years out “Normal” Year Target CULP 25

The Culp Story – Repositioning for Renewed Growth 1 Building on a strong foundation 2 Transforming our Mattress Fabrics segment 3 Accelerating execution in our Upholstery segment 4 Maintaining disciplined capital allocation 5 Clear road map to renewed growth CULP 26

Consistent Capital Allocation Priorities 1 Maintain Strong Balance Sheet Minimal or no debt 2 3 Invest for Growth Return Capital to Shareholders – with excess cash Prudentially suspended dividend June, 2022 Invest in working capital, cap ex, organic growth Selective, non-capital intensive acquisitions Share repurchases: since 2012 repurchased ~12% of outstanding shares Regular and special dividends as appropriate CULP 27

The Culp Story – Repositioning for Renewed Growth 1 Building on a strong foundation 2 Transforming our Mattress Fabrics segment 3 Accelerating execution in our Upholstery segment 4 Maintaining disciplined capital allocation 5 Clear road map to renewed growth CULP 28

Expect Improved Outlook FY’24 and Beyond Improved macro environment New products, normalized margins Impact of quality / efficiency improvements Lower raw material costs (60-70% of total costs) Potential Tailwinds CULP 29

Mattress Volumes Expected to Grow in 2024 and Beyond Mattress Units – Domestic Shipments (Millions) Source: For 2017 – 2021 data, ISPA; for 2022E – 2025E data, UBS Estimates 8% CAGR 28.8 30.4 30.4 33.3 32.8 28.9 28.9 31.2 33.7 2017 2018 2019 2020 2021 2022E 2023E 2024E 2025E CULP 30

Furniture and Bedding Sales Also Expected to Resume Growth Furniture and Bedding Sales ($B) (Domestic and Imported) Source: Furniture Today and EASI (Easy Analytic Software Inc.) ~3.5% CAGR $108 $111 $115 $100 $120 $124 $147 2017 2018 2019 2020 2021 2022E 2023E 2024E 2025E 2026E 2027E CULP 31

Targeted Timeline to Renewed Growth Repositioning Initiatives Stabilization / Early Recovery Renewed Growth FY 2023 FY 2024 FY 2025 and Beyond CULP 32

Culp Target Outlook: Solid Recovery as Market Returns to “Normalized” Growth 1 Sales ($M) and Margin Operating Margin % 9.7% 4.0% 0.2% -12.3% 4-6% >$300 1. For the trailing twelve-month period ending as of the end of the third quarter of fiscal 2023 1 $310 $300 $294 $230 FY2017 Cyclical Peak FY2021 FY2022 FY2023TTM1 2-3 Years Out “Normal” Year Target CULP 33

How We Will Measure Progress Going Forward in FY24 Return to consolidated profitability, strengthening throughout the year Upholstery Fabrics consistently profitable with slow build throughout year Mattress Fabrics breakeven by mid part of FY24 to small profitability during back half Meaningful consolidated sales growth, with stronger improvements in Mattress Fabrics Stable cash position with investment in working capital to support growth 34 Our targets and plans include: CULP 34

The Culp Story – Repositioning for Renewed Growth IN SUMMARY 1 Building on a strong foundation 2 Transforming our Mattress Fabrics segment 3 Accelerating execution in our Upholstery segment 4 Maintaining disciplined capital allocation 5 Clear road map to renewed growth CULP 35

Appendix CULP

Board of Directors Top (from L to R): Fred Jackson, Jonathan Kelly, Perry Davis Bottom (from L to R): Sharon Decker, Frank Saxon, John Baugh, Kimberly Gatling, and Iv Culp CULP

Board of Directors (continued) Director Bios John A. Baugh, CFA Mr. Baugh is the vice president of investor relations for PROG Holdings, Inc., a publicly traded fintech holding company that provides transparent and competitive payment options to consumers. Prior to joining PROG Holdings, he was a sell-side analyst with Stifel Financial, serving as Managing Director, Senior Equity Research from 2005 – 2020, where he covered industries including home furnishings, retail, building products, and lease-town, including coverage of Culp, Inc. and many of its largest customers. Director since 2021 Member of Compensation Committee; CG&N Committee; and Audit Committee (Chair) Robert G. Culp, IV Mr. Culp is the President and Chief Executive Officer of Culp, Inc. (since 2020). He has been employed with Culp since 1998. He was named President of Culp Home Fashions in 1994 and Chief Operating Officer in 2019. Director since 2020 Perry E. Davis Mr. Davis is the retired executive vice president of the Residential and Industrial Product segments for Leggett & Platt, Incorporated, a diversified manufacturer that designs and produces engineered products found in most home and automobiles. Director since 2019 Member of Compensation Committee (Chair); CG&N Committee; and Audit Committee Sharon A. Decker Ms. Decker is president of Tryon Equestrian Partners, Carolina Operations, an investment group responsible for the development and operation of a premiere sports complex and resort in Western North Carolina. Director since 2019 Member of Compensation Committee; CG&N Committee (Chair); and Audit Committee CULP

Board of Directors (continued) Kimberly B. Gatling Ms. Gatling is a partner and the Chief Diversity and Inclusion Officer at the law firm of Fox Rothschild LLP (formerly Smith Moore Leatherwood LLP). Director since 2021 Member of Compensation Committee; CG&N Committee; and Audit Committee Fred A. Jackson Mr. Jackson is the retired chief executive officer of American & Efird LLC, a global manufacturer of sewing, thread, embroidery thread, and technical textiles. Director since 2016 Lead Director; Member of Compensation Committee; CG&N Committee; Audit Committee; and Executive Committee Jonathan L. Kelly Mr. Kelly is the founder and chief executive officer of Asymmetric Holdings Worldwide, a Greensboro, North Carolina-based investment holding company focused on investment strategy and capital allocation. Director since 2021 Member of Compensation Committee; CG&N Committee; and Audit Committee Franklin N. Saxon (Chairman of the Board) Mr. Saxon was employed by Culp, Inc. from 1983 to 2022, serving in various senior management capacities, including Chief Executive Officer and Chief Financial Officer, President of Culp Velvets/prints division, and Chief Operating Officer. He served as President and Chief Executive Officer from 2007 through 2019 and as Executive Chairman from 2020 to 2022. Director since 1987 CULP

Mattress Sales – Solid Long-Term Growth Trend Domestic Wholesale Mattress Dollar Sales ($Millions) Recession -9% CAGR +6% CAGR Recovery 2001-2021 5.4% CAGR Source:ISPA, USITC, Raymond James Research $10,000 $8,000 $6,000 $4,000 $2,000 $0 2001 2002 2003 2004 2005 2006 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 CULP 40

Home Furnishing Sales – Solid Long-Term Growth Trend Source: Statista 2023 Annual U.S. Home Furnishing Retail Sales 2001-2021 ($ Billions) Recession -10% CAGR +4.3% CAGR Recovery 2001-2021 2.1% CAGR $70 $60 $50 $40 $30 $20 $10 $0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 CULP 41

Reconciliation of Free Cash Flow

	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	FY2021	FY2022	YTD FY2023
Net cash (used in) provided by operating activities	$26,795	$32,981	$27,473	$13,873	$4,970	$21,478	($17,441)	4,583
Minus: Capital Expenditures	(11,475)	(11,858)	(8,005)	(3,261)	(4,585)	(6,664)	(5,695)	(1,602)
Plus: Proceeds from the sale of property, plant and equipment	233	141	6	1,894	672	12	-	465
Plus: Proceeds from long-term note receivable associated with discontinued operation	-	-	-	-	1,523	-	-	-
Minus: Investment in unconsolidated joint venture	-	(1,129)	(661)	(120)	(220)	(90)	-	-
Plus: Proceeds from life insurance policy	-	-	-	394	-	-	-	-
Minus: Payments on vendor-financed capital expenditures	-	(1,050)	(3,750)	(1,412)	-	-	-	-
Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	-	-	57	1,233	-	157	56	70
Minus: Purchase of long-term investments (Rabbi Trust)	(1,649)	(1,351)	(1,902)	(1,011)	(788)	(619)	(1,088)	(870)
Minus: Premium payment on life insurance policy	(18)	(18)	(18)	-	-	-	-	-
Excess tax benefit related to stock options exercised	841	657	-	-	-	-	-	-
Effect of exchange rate changes on cash and cash equivalents	498	(56)	85	(93)	(119)	131	(91)	(149)
Free Cash Flow	**$15,225**	**$18,317**	**$13,285**	**$11,497**	**$1,453**	**$14,405**	**($24,259)**	**$2,497**

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ABOUT NON-GAAP FINANCIAL INFORMATION This document contains disclosures about free cash flow, a non-GAAP liquidity measure that we define as net cash provided by (used in) operating activities, less cash capital expenditures, plus any proceeds from sale of property, plant, and equipment, plus proceeds from long-term note receivable associated with discontinued operation, less investment in unconsolidated joint venture, plus proceeds from life insurance policies, less premium payments on life insurance policies, less payments on vendor-financed capital expenditures, plus proceeds from the sale of long-term investments associated with our rabbi trust, less the purchase of long-term investments associated with our rabbi trust, plus the excess tax benefit related to stock options exercised, and plus or minus the effects of foreign currency exchange rate changes on cash and cash equivalents, in each case to the extent any such amount is incurred during the period presented. Details of these calculations and a reconciliation to information from our GAAP financial statements are set forth in this report. Management believes the disclosure of free cash flow provides useful information to investors because it measures our available cash flow for potential debt repayment, stock repurchases, dividends, and additions to cash and investments. We note, however, that not all of the company’s free cash flow is available for discretionary spending, as we may have mandatory debt payments and other cash requirements that must be deducted from our cash available for future use. In operating our business, management uses free cash flow to make decisions about what commitments of cash to make for operations, such as capital expenditures (and financing arrangements for these expenditures), purchases of inventory or supplies, SG&A expenditure levels, compensation, and other commitments of cash, while still allowing for adequate cash to meet known future commitments for cash, such as debt repayment, and also for making decisions about dividend payments and share repurchases. CULP 43